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                                                                   EXHIBIT 10.24


                  Radius Reseller Sales Location(s) Amendment
                                       to
         MOTOROLA INC. RADIUS COMMUNICATION PRODUCTS RESELLER AGREEMENT
                                 ("Agreement")
                                    between
                          MOTOROLA, INC. ("Motorola")
                                      and
                      BearCom Operating L.P. ("Reseller")



     The following new paragraphs are added to the end of that section of the Agreement entitled, "1. TERM PRODUCTS RETAIL SALE ONLY AND SALES AGENTS":

     Reseller shall sell the Products only from the Reseller location identified below by street, city and state ("Reseller Sales Location"). In addition, Motorola, via this amendment, consents to Reseller's sale of the Products from only the additional Reseller location(s), if any, identified below by street, city and state ("Additional Reseller Sales Location(s)"). Motorola's consent to any and each Additional Reseller Sales Location is conditioned on the following:

1. The Motorola Division Vice President, Indirect Sales, responsible for the applicable geographic area that a proposed Additional Reseller Sales Location is located in, must approve creation of that additional reseller sales location.

2. At all times, Reseller shall keep all personnel at its Reseller Sales Location and each of its Additional Reseller Sales Locations informed of Reseller's obligations and duties under the Agreement including, without limitation, the matters set forth in this amendment.

3. At any time upon written notice to Reseller, Motorola, in its sole discretion and for Motorola's convenience, may withdraw its consent to any Additional Reseller Sales Location set forth in this amendment without obligation or liability to Reseller.


Reseller Sales Location

     (street address)                   (city/state)                  (zip code)

   11545 Pagemill Road                  Dallas, TX                       75243
---------------------------------------------------------------------------------------

Additional Reseller Sales Locations
---------------------------------------------------------------------------------------   Motorola Division V.P.,
                                                                                          Indirect Sales Approval

     (street address)                   (city/state)                  (zip code)

---------------------------------------------------------------------------------------   ----------------------------------

1735 I Street #200                    Washington, DC                    20006
---------------------------------------------------------------------------------------   ----------------------------------

544 Ohohia St. #9                     Honolulu, HI                      96819
---------------------------------------------------------------------------------------   ----------------------------------

3455 N. Desert, #103                  Atlanta, GA                       30344
---------------------------------------------------------------------------------------   ----------------------------------

ALSO SEE ATTACHED LISTING

Except as specifically amended above, the Agreement remains in full force and effect in accordance with its terms and conditions.

MOTOROLA, INC.                                                             RESELLER

                                                                           PAGE COM GP INC

By:   /s/ LEO ZIMINSKY                                                     By:       /s/ JOHN P. WATSON
   -------------------------------------------------------                    -----------------------------------------------------
        (Authorized Signature)                                                     (Authorized Signature)

Print Name:     Leo Ziminsky                                               Print Name:   John P. Watson
           -----------------------------------------------                            ---------------------------------------------

Title:     V.P. and General Manager                                        Print Title:  President
           V.P., Division General Manager, Radio Products                              --------------------------------------------
                                                                                       General Partner of BearCom Operating

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
DEALER NAME                                 CITY                               STATE
BearCom Operating LP                        Dallas                              TX
----------------------------------------------------------------------------------

                                    2-WAY BRANCH LOCATIONS
                                    ----------------------

                         150 N. Mill Drive, Suite 15 - Brisbane, CA  94005

                         309 S. Cloverdale #B12 - Seattle, WA 99108

                         3447 N.W. 55th St. - Ft. Lauderdale, FL 33309

                         1400 6th Ave., Suite 103 - San Diego, CA 92101

                         3202 S. 40th St. #4 - Phoenix, AZ 85040

                         4401 Vineland Rd., Suite A3 - Orlando, FL 32881

                         1313 S. Michigan Ave., #300 - Chicago, IL 60605

                         6525 City West Pkwy. - Eden Prairie, MN 55344

                         477 S. Fairfax Ave. - Los Angeles, CA 90036

                         4901 E. Drycreek Rd. #G10 - Littleton, CO 80122

                         12300 S.E. Mallard #103 - Milwaukie, OR 97222

                         37708 Hills Tech Dr. - Farmington Hills, MI 48331

                         1860 Chicago Ave., #1-9 - Riverside, CA 92507

                         11545 Pagemill Road - Dallas, TX 75243

                         8301 Edgewater Dr. #101 - Oakland, CA 94621

                         1608 I Street #200 - Sacramento, CA 95814

                         3505 Cadillac Ave., Unit L-3 - Costa Mesa, CA 92626

                         1099 Wall Street West, Unit 2, Suite 140 - Lyndhurst, NJ 07071

                         1401 St. Andrews Rd., #120 - Columbia, SC 29210